UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 27, 2013

Royal Hawaiian Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On March 27, 2013, Royal Hawaiian Orchards, L. P. issued the press release attached to this report as Exhibit 99.1 announcing its results for the year 2012 and a cash distribution of $0.02 per Class A Unit to be paid on April 12, 2013 to unit holders of record on March 29, 2013.  This Form 8-K and attached exhibit are furnished to, but not filed with the Securities and Exchange Commission.

Item 9.01.  Exhibits

Exhibit 99.1 Press Release “Royal Hawaiian Orchards, L.P. Reports 2012 Operating Results; Announces Distribution”

EXHIBIT INDEX

Exhibits

99.1 Press Release “Royal Hawaiian Orchards, L.P. Reports 2012 Operating Results; Announces Distribution”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: March 27, 2013
	By:	Royal Hawaiian Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer